SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

// Preliminary Proxy Statement

// Definitive Proxy Statement

/X/ Definitive Additional Materials

// Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

// Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

T. Rowe Price All-Cap Opportunities Fund, Inc. 002-99122/811-4358

T. Rowe Price Balanced Fund, Inc. 033-38791/811-6275

T. Rowe Price Blue Chip Growth Fund, Inc. 033-49581/811-7059

T. Rowe Price Capital Appreciation Fund, Inc. 033-05646/811-4519

T. Rowe Price Communications & Technology Fund, Inc. 333-27963/811-07075

T. Rowe Price Corporate Income Fund, Inc. 033-62275/811-07353

T. Rowe Price Credit Opportunities Fund, Inc. 333-194114/811-22939

T. Rowe Price Diversified Mid-Cap Growth Fund, Inc. 333-109958/811-21454

T. Rowe Price Dividend Growth Fund, Inc. 033-49187/811-7055

T. Rowe Price Equity Funds, Inc. 333-04753/811-07639

T. Rowe Price Equity Income Fund, Inc. 033-00070/811-4400

T. Rowe Price Equity Series, Inc. 033-52161/811-07143

T. Rowe Price Exchange-Traded Funds, Inc. 333-235450/811-23494

T. Rowe Price Financial Services Fund, Inc. 333-09551/811-07749

T. Rowe Price Fixed Income Series, Inc. 033-52749/811-07153

T. Rowe Price Floating Rate Fund, Inc. 333-174605/811-22557

T. Rowe Price Global Allocation Fund, Inc. 333-187446/811-22810

T. Rowe Price Global Funds, Inc. 033-29697/811-5833

T. Rowe Price Global Multi-Sector Bond Fund, Inc. 333-154155/811-22243

T. Rowe Price Global Real Estate Fund, Inc. 333-153130/811-22218

T. Rowe Price Global Technology Fund, Inc. 333-40086/811-09995

T. Rowe Price GNMA Fund, Inc. 033-01041/811-4441

T. Rowe Price Government Money Fund, Inc. 002-54926/811-2603

T. Rowe Price Growth Stock Fund, Inc. 002-10780/811-579

T. Rowe Price Health Sciences Fund, Inc. 033-63759/811-07381

T. Rowe Price High Yield Fund, Inc. 002-93707/811-4119

T. Rowe Price Index Trust, Inc. 033-32859/811-5986

T. Rowe Price Inflation Protected Bond Fund, Inc. 333-99241/811-21185

T. Rowe Price Institutional Income Funds, Inc. 333-84634/811-21055

T. Rowe Price Integrated Equity Funds, Inc. 333-26323/811-08203

T. Rowe Price Intermediate Tax-Free High Yield Fund, Inc. 333-196145/811-22968

T. Rowe Price International Funds, Inc. 002-65539/811-2958

T. Rowe Price International Index Fund, Inc. 333-44964/811-10063

T. Rowe Price International Series, Inc. 033-52171/811-07145

T. Rowe Price Limited Duration Inflation Focused Bond Fund, Inc. 333-136805/811-21919

T. Rowe Price Mid-Cap Growth Fund, Inc. 033-47806/811-6665

T. Rowe Price Mid-Cap Value Fund, Inc. 333-02993/811-07605

T. Rowe Price Multi-Sector Account Portfolios, Inc. 333-178660/811-22620

T. Rowe Price Multi-Strategy Total Return Fund, Inc. 333-218649/811-23261

T. Rowe Price New Era Fund, Inc. 002-29866/811-1710

T. Rowe Price New Horizons Fund, Inc. 002-18099/811-958

T. Rowe Price New Income Fund, Inc. 002-48848/811-2396

T. Rowe Price QM U.S. Bond Index Fund, Inc. 333-45018/811-10093

T. Rowe Price Real Assets Fund, Inc. 333-166395/811-22410

T. Rowe Price Real Estate Fund, Inc. 333-36137/811-08371

T. Rowe Price Reserve Investment Funds, Inc. 811-08279

T. Rowe Price Retirement Funds, Inc. 333-92380/811-21149

T. Rowe Price Science & Technology Fund, Inc. 033-16567/811-5299

T. Rowe Price Short-Term Bond Fund, Inc. 002-87568/811-3894

T. Rowe Price Small-Cap Stock Fund, Inc. 002-12171/811-696

T. Rowe Price Small-Cap Value Fund, Inc. 002-43237/811-2215-99

T. Rowe Price Spectrum Fund, Inc. 033-10992/811-4998

T. Rowe Price Spectrum Funds II, Inc. 033-53675/811-07173

T. Rowe Price State Tax-Free Funds, Inc. 033-06533/811-4521

T. Rowe Price Summit Funds, Inc. 033-50319/811-7093

T. Rowe Price Summit Municipal Funds, Inc. 033-50321/811-7095

T. Rowe Price Tax-Efficient Funds, Inc. 333-26441/811-08207

T. Rowe Price Tax-Exempt Money Fund, Inc. 002-67029/811-3055

T. Rowe Price Tax-Free High Yield Fund, Inc. 002-94641/811-4163

T. Rowe Price Tax-Free Income Fund, Inc. 002-57265/811-2684

T. Rowe Price Tax-Free Short-Intermediate Fund, Inc. 002-87059/811-3872

T. Rowe Price Total Return Fund, Inc. 333-213574/811-23180

T. Rowe Price U.S. Equity Research Fund, Inc. 033-56015/811-07225

T. Rowe Price U.S. Large-Cap Core Fund, Inc. 333-158764/811-22293

T. Rowe Price U.S. Treasury Funds, Inc. 033-30531/811-5860

T. Rowe Price Value Fund, Inc. 033-54963/811-07209

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous

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WE NEED YOUR HELP

June 16, 2023

Dear Shareholder,

We need your help. The joint special meeting of shareholders of all mutual funds and exchange-traded funds sponsored and managed by T. Rowe Price Associates, Inc. is scheduled for July 24th. Recently we sent to you proxy information, and we are writing to remind you that your proxy vote is very important to the business of the Funds. It is critical that we receive your vote prior to the upcoming meeting so that we may proceed without delay.

Our records indicate that we do not yet have your voting instructions recorded. PLEASE take a moment to cast your vote TODAY. If you have voted since this mailing, we sincerely thank you for your vote.

Shareholders of the Funds will be asked to vote to elect four (4) director-nominees, and any other business that may come before the Meeting. The Board unanimously recommends that you vote FOR each Board nominee. A copy of the proxy statement can be obtained at the following URL vote.proxyonline.com/trowe/docs/2023jointspecialmeeting.pdf. If you have any proxy related questions or would like to cast your proxy vote by phone, please call 1-800-434-3719 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

We very much appreciate your attention to this matter.

Sincerely,

Robert W. Sharps

Chief Executive Officer, T. Rowe Price Group, Inc.

Four convenient voting methods…

1. Vote by Phone with a Representative: You may cast your vote by telephone with a proxy representative by calling toll-free 1-800-434-3719. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

2. Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3. Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

4. Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

WE NEED YOUR HELP

June 16, 2023

Dear Shareholder,

We need your help. The joint special meeting of shareholders of all mutual funds and exchange-traded funds sponsored and managed by T. Rowe Price Associates, Inc. is scheduled for July 24th. Recently we sent to you proxy information, and we are writing to remind you that your proxy vote is very important to the business of the Funds. It is critical that we receive your vote prior to the upcoming meeting so that we may proceed without delay.

Our records indicate that we do not yet have your voting instructions recorded. PLEASE take a moment to cast your vote TODAY. If you have voted since this mailing, we sincerely thank you for your vote.

Shareholders of the Funds will be asked to vote to elect four (4) director-nominees, and any other business that may come before the Meeting. The Board unanimously recommends that you vote FOR each Board nominee. A copy of the proxy statement can be obtained at the following URL vote.proxyonline.com/trowe/docs/2023jointspecialmeeting.pdf. If you have any proxy related questions, please call 1-800-434-3719 for assistance. Representatives are available Monday through Friday 9 a.m. to 10 p.m. Eastern time.

We very much appreciate your attention to this matter.

Sincerely,

Robert W. Sharps

Chief Executive Officer, T. Rowe Price Group, Inc.

Three convenient voting methods…

1. Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

2. Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

3. Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.